Savara Corporate Presentation (NASDAQ: SVRA) March 2021 Exhibit 99.1

Safe Harbor Statement Savara Inc. (“Savara” or the “Company”) cautions you that statements in this presentation that are not a description of historical fact are forward-looking statements which may be identified by the use of words such as “expect,” “intend,” “plan,” “anticipate,” “believe,” and “will,” among others. Such statements include, but are not limited to, statements regarding the nature, strategy and focus of our organization; the timing, design and other matters related to clinical trials of our product candidate; the safety, efficacy and projected development timeline of our product candidate; the potential health benefits of our product candidate; our anticipated corporate milestones and the market size or commercial potential for our product; and the sufficiency of our resources to fund the advancement of our development program and potential sources of additional capital. Savara may not actually achieve any of its plans or product development goals in a timely manner, if at all, or otherwise carry out its current intentions or meet the expectations or projections disclosed in its forward-looking statements, and you should not place undue reliance on these forward-looking statements. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon Savara's current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, the risks and uncertainties related to the impact of the COVID-19 pandemic on our business and operations; the outcome of our future interactions with regulatory authorities; risks and uncertainties associated with the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations; the availability of sufficient resources for our operations and to conduct or continue planned clinical development programs; the timing and ability of Savara to raise additional capital as needed to fund continued operations; the ability to successfully conduct clinical trials for our product candidate; the ability to successfully develop our product candidate; and the risks associated with the process of developing, obtaining regulatory approval for and commercializing drug candidates that are safe and effective for use as human therapeutics. The risks and uncertainties facing Savara are described more fully in Savara's filings with the Securities and Exchange Commission including our filings on Form 8-K and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date on which they were made. Savara undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law. Third-party information included herein has been obtained from sources believed to be reliable, but the accuracy or completeness of such information is not guaranteed by, and should not be construed as a representation by, the Company.  The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.

Savara: A Clinical-Stage Orphan Lung Disease Company Based in Austin and Copenhagen Developing new therapeutics for rare lung diseases. To become THE orphan lung disease company. Company leaders are experts in their field. Focused Therapeutic Area Clear Vision Strong Management Team

Transformational Evolution of Savara

June 2019: Announced top line results from Phase 3 IMPALA trial

- Trial did not meet its primary endpoint of alveolar-arterial oxygen gradient (A-aDO2)
- Improvements in SGRQ suggest molgramostim nebulizer solution* may improve health status in patients with autoimmune pulmonary alveolar proteinosis (aPAP)

Sept. 2020: IMPALA results published in *New England Journal of Medicine*

- Data demonstrating synchronous improvement across multiple outcome measures that reflect physiological, clinical, radiologic, and biochemical disease manifestations provide strong support for a beneficial treatment effect of molgramostim in aPAP

Dec. 2020: Appointed Matthew Pauls, Chairman and Interim CEO since Sept. 2020, to Chairman and Permanent CEO

- Member of Savara's Board of Directors since 2017
- Extensive experience and expertise in rare disease sector

2019				2020				2021 - 2024			
Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4

Nov. 2019: Appointed Badrul Chowdhury, M.D., Ph.D as Chief Medical Officer

- Joined Savara from AstraZeneca
- For 16 years, served as Director, Division of Pulmonary, Allergy, and Rheumatology Products, Center for Drug Evaluation and Research (CDER) at the FDA

Dec. 2020: Reprioritization of Pipeline

- Focused resources on molgramostim in aPAP
- Updated guidance on IMPALA 2 trial initiation to Q2 2021
- Discontinued development of vancomycin inhalation powder (AeroVanc) and inhaled ciprofloxacin (Apulmiq)

Upcoming Catalysts

- **Q2 2021:** Initiate Phase 3 IMPALA 2 trial by end of quarter, leveraging key learnings from first IMPALA trial
- **Q2 2024:** Anticipate top line data read out from IMPALA 2 trial

** Molgramostim, formerly referred to as Molgradex.*

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Executive Leadership We are a team with deep expertise in orphan lung diseases and pulmonary medicine and a proven track record that spans from early clinical development through commercialization. Matthew Pauls Chairman and Chief Executive Officer Dr. Badrul Chowdhury Chief Medical Officer Dave Lowrance Chief Financial Officer

Molgramostim for Autoimmune Pulmonary Alveolar Proteinosis (aPAP) Molgramostim

aPAP: A Disease of Alveolar Macrophage Dysfunction Alveolar macrophages Need GM-CSF for maturation, expansion, and function (e.g., surfactant clearance) GM-CSF Critical to alveolar homeostasis, structure, function, and host defense aPAP Caused by GM-CSF autoantibodies which block GM-CSF signaling and reduce surfactant clearance Surfactant accumulation causes altered gas exchange in the lung, reduced blood oxygenation, and, ultimately, hypoxemic respiratory failure Baseline (Week 0) After Treatment (Week 24) aPAP PATIENT From IMPALA trial

IMPALA Trial Design


= Primary efficacy analyses
Period 1: Double-blind
Period 2: Open-label
n=45
molgramostim 300 µg daily dosing
n=45
molgramostim 300 µg intermittent
n=47
placebo
Screening
BL
W 8
W 16
W 24
W 48

Primary Endpoint*

- Change from baseline in A-aDO_2

**Primary analysis: Continuous dose vs. placebo*

Secondary Endpoints**

- 6-minute walk distance
- St. George's respiratory questionnaire
- Time to WLL/requirement for WLL

***Secondary endpoints: Analyzed in parallel and corrected for multiplicity*

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Published online on 9/2/2020. IMPALA Trial Results Published in New England Journal of Medicine in September 2020

IMPALA Trial Did Not Meet Primary Endpoint


Change in A-aDO2 From Baseline
Over 24-weeks (ITT)1
FAS
Mean Change (mmHg)
0
-4
-8
-12
0
4
12
24
Week
Placebo (n=47)
Intermittent (n=45)
Continuous (n=46)

CONTINUOUS ONCE DAILY DOSING REGIMEN (OD)

Full Analysis Set (FAS)*
Estimated treatment difference of
-4.6 mmHg (p=0.17)

Revised FAS†
Estimated treatment difference of
-6.5 mmHG (p=0.025)

*Protocol specified analysis (ITT).

†Revised analysis excludes 4 patients using supplemental oxygen during testing (placebo: n=2, intermittent: n=1, continuous: n=1).

1: Trapnell, Inhaled Molgramostim Therapy in aPAP, NEJM, 2020.

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IMPALA: DLCO and SGRQ Showed Robust Improvement with Continuous Once Daily Dosing Regimen (OD)

Placebo
Intermittent
Continuous

Change in Diffusion Capacity for Carbon Monoxide (DLCO) From Baseline Over 24-weeks (FAS) [1]



Mean Change (% Predicted)
20
16
12
8
4
0
0
4
8
12
16
20
24
Week

OD estimated treatment difference of 7.9% predicted (p=0.007)

IMPALA 2 Primary Endpoint

Change in St. George's Respiratory Questionnaire (SGRQ) From Baseline Over 24-weeks (FAS) [1]



Mean Change (Score)
0
-4
-8
-12
-16
0
4
12
24
Week

OD estimated treatment difference of 7.6 points (p=0.01)

IMPALA 2 Secondary Endpoint

1: Trapnell, Inhaled Molgramostim Therapy in aPAP, NEJM, 2020.

Results not adjusted for multiplicity.

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IMPALA Open-Label Data Show Sustained Effect, or Continued Improvement, after Longer-Term Drug Exposure

Mean Change in DLCO Over Time[1]



Blinded Period
Open-Label Period
Mean Change (% Predicted)
24
20
16
12
8
4
0
0 8 16 24 36 48 60 72
Week
n=44
n=46
n=43
n=42
n=40
n=41
n=19
n=18

Mean Change in SGRQ Total Score Over Time[1]



Blinded Period
Open-Label Period
Mean Change (Score)
0
-4
-8
-12
-16
-20
0 4 12 24 36 48 72
Week
n=46
n=47
n=45
n=43
n=37
n=37
n=19
n=17

Use of WLL During the Blinded Treatment Period[1]



Hazard ratio for Time to First WLL vs Placebo
Rate ratio for Frequency of WLL vs Placebo
0.01
0.1
1
10
100
Molgramostim Better
Placebo Better

Continuous molgramostim · Placebo · Intermittent molgramostim

Dosing schedules for blinded and open-label periods were different.
All patients received intermittent molgramostim during open-label period.

1: Trapnell, Inhaled Molgramostim Therapy in aPAP, NEJM, 2020.

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IMPALA 2 Trial Design Leverages Key Learnings from IMPALA


Period 1: Double-blind
Period 2: Open-label
6-Week Screening
DLCO measured at 6 and 3 weeks to baseline to assure stability (DLCO <15 % predicted)
n=80
molgramostim 300 µg daily dosing
n=80
Placebo
molgramostim 300 µg daily dosing
W 96
BL
W 24
W 48
= Primary efficacy analyses
= Durability of efficacy / safety

Primary Endpoint

- Change from baseline in DLCO
  - 90% powered to detect 5.7% predicted difference with standard deviation of 11

Secondary Endpoints

- SGRQ Total Score
- SGRQ Activity Score
- Exercise capacity using treadmill test

IMPALA 2 will be conducted at ~50 sites across ~14 countries.
Patients needing WLL will have procedure prior to screening.

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Clinical Trial Design: IMPALA vs. IMPALA 2

IMPALA


Period 1: Double-blind
Period 2: Open-label
n=46
molgramostim 300 µg daily dosing
n=45
molgramostim 300 µg intermittent dosing
n=47
placebo
Screening
W48
BL
W8
W16
W24
= Primary efficacy analyses

Primary endpoint: Gas Exchange: A-aDO2
(surrogate endpoint)

Secondary endpoints: SGRQ Total
(direct patient benefit) 6-minute walk distance
Whole lung lavage

Device: Pari e-Flow Nebulizer System

Number of trial sites: 34

Geographies: 18 countries
N. America, Europe, Japan, S. Korea

Enrollment duration: 32 months, peak enrollment = 8 p/month

Supplemental oxygen: Allowed as background and during efficacy measure (n=4)

Disease severity: Stable moderate to severe disease

IMPALA 2


Period 1: Double-blind
Period 2: Open-label
n=80
molgramostim 300 µg daily dosing
Screening
molgramostim 300 µg daily dosing
n=80
placebo
W96
BL
W24
W48
= Primary efficacy analyses
= Durability of efficacy / safety

Primary endpoint: Gas Exchange: DLCO
(surrogate endpoint)

Secondary endpoints: SGRQ Total
(direct patient benefit) SGRQ Activity
Exercise capacity test using treadmill

Device: Pari e-Flow Nebulizer System

Number of trial sites: ~50

Geographies: ~14 countries
N. America, Europe, Japan, S. Korea

Enrollment duration: ~20 months

Supplemental oxygen: Will be allowed as background, NOT during efficacy measure

Disease severity: Stable moderate to severe disease

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Activity  Date Start of patient randomization 2Q 2021 Top line data readout from double-blind period 2Q 2024 Anticipated IMPALA 2 Timelines: ~20-Month Recruitment

Molgramostim Regulatory Landscape Trial design endorsed by regulatory authorities in the U.S., Canada, Japan, South Korea, and the countries in Europe where the trial is being conducted IMPALA 2 Orphan Drug Designation, Europe (eligible for 10 years exclusivity) Orphan Drug Designation, U.S. (eligible for 7 years exclusivity) Fast Track Designation Breakthrough Therapy Designation MOLGRAMOSTIM IN aPAP REGULATORY DESIGNATIONS Upon Biologics License Application (BLA) approval FDA would grant 12 years marketing exclusivity BIOLOGIC EXCLUSIVITY

Financials and Milestones

Financial Overview as of December 31, 2020 Pro forma cash balance* ~$200M Cash runway sufficient to fund planned operations through 2025 Loan and security agreement (interest only through mid-2022) $25M Common stock* Shares outstanding Fully diluted ~112M ~164M *Reflects completion on March 15, 2021 of an underwritten public offering resulting in net proceeds of $122M to the Company.